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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  AMENDMENT TO
                                    FORM 8-K
                                 CURRENT REPORT


                                      Filed
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934







                Merchants and Manufacturers Bancorporation, Inc.
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             (Exact name of registrant as specified in its charter)



        WISCONSIN                    21292                      39-1413328
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    (State or other               (Commission                  (IRS Employer
    jurisdiction of               File Number)               Identification No.)
     incorporation)


14100 West National Avenue, P. O. Box 511160, New Berlin, WI  53151-1160
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(Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code (414) 827-6713
                                                           ---------------






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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                           AMENDMENT NO. 1 TO FORM 8-K




         The undersigned registrant hereby amends the following items of the Current Report on Form 8-K dated January 12, 2000, (the "8-K") as set forth below and in the pages attached hereto:

Item 7.  Financial Statements and Exhibits.

         Subsections (a) and (b) of Item 7 of the 8-K are amended and restated in their entirety to read as follows. The following financial statements, pro forma financial information and exhibits are filed as part of this report:

         (a)      Financial Statements of the Business Acquired.

                  Attached hereto as Exhibit 99(b) are the following financial statements of Pyramid:

                  Exhibit 99(b)1 Consolidated Balance Sheets as of December 31, 1998 and 1997.

                  Exhibit 99(b)2            Consolidated Statements of
                                            Income for the years ended December
                                            31, 1998 and 1997.

                  Exhibit 99(b)3 Consolidated Statements of Cash Flows for the years ended December 31, 1998 and 1997.

                  Exhibit 99(b)4            Unaudited Consolidated
                                            Balance Sheet as of September 30,
                                            1999.

                  Exhibit 99(b)5            Unaudited Consolidated
                                            Statement of Income for the nine (9)
                                            months ended September 30, 1999.

                  Exhibit 99(b)6            Unaudited Consolidated
                                            Statement of Cash Flows for the nine
                                            (9) months ended September 30, 1999.


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         (b)      Pro Forma Financial Information.

                            Attached hereto as Exhibit 99(c) is the following pro forma financial information for Applicant with respect to the Merger described in Item 2 of the 8-K:

                            Exhibit 99(c)1 Pro Forma Condensed Balance Sheets as
                                           of December 31, 1998 and 1997.

                            Exhibit 99(c)2 Pro Forma Condensed Statement of
                                           Income for the years ended December
                                           31, 1998 and 1997.

                            Exhibit 99(c)3 Pro Forma Condensed Balance
                                           Sheet as of September 30, 1999.

                            Exhibit 99(c)4 Pro Forma Condensed Statement
                                           of Income for the nine (9) months
                                           ended September 30, 1999.

         (c)      Exhibit Index.

                  Exhibit No.               Description
                  -----------               -----------
                      *2                    Agreement and Plan of Merger between
                                            Merchants and Manufacturers
                                            Bancorporation, Inc., Merchants
                                            Merger Corp. and Pyramid Bancorp.,
                                            Inc. dated March 9, 1999, amended as
                                            of June 10, 1999.

                      *99(a)                Press Release issued by the
                                            Corporation on January 3, 2000,
                                            relating to consummation of the
                                            Merger.

                      99(b)1                Consolidated Balance Sheets as of
                                            December 31, 1998 and 1997.

                      99(b)2                Consolidated Statements of Income
                                            for the years ended December 31,
                                            1998 and 1997.

                      99(b)3                Consolidated Statements of Cash
                                            Flows for the years ended December
                                            31, 1998 and 1997.

                      99(b)4                Unaudited Consolidated Balance Sheet
                                            as of September 30, 1999.

                      99(b)5                Unaudited Consolidated Statement of
                                            Income for the nine (9) months ended
                                            September 30, 1999.


*Previously filed with 8-K
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
                      99(b)6                Unaudited Consolidated Statement of
                                            Cash Flows for the nine (9) months
                                            ended September 30, 1999.

                      99(c)1                Pro Forma Condensed Balance Sheets
                                            as of December 31, 1998 and 1997.

                      99(c)2                Pro Forma Condensed Statement of
                                            Income for the years ended December
                                            31, 1998 and 1997.

                      99(c)3                Pro Forma Condensed Balance Sheet as
                                            of September 30, 1999.

                      99(c)4                Pro Forma Condensed Statement of
                                            Income for the nine (9) months ended
                                            September 30, 1999.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Merchants and Manufacturers Bancorporation, Inc.




Date:  March 10, 2000           By:       /s/ Michael J. Murry
                                         ------------------------------
                                          Name:   Michael J. Murry
                                          Title:  Chairman of the Board of
                                                  Directors





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